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                           New Ireland Funds Logo Art

                               [GRAPHIC OMITTED]
                              THE UILEANN PIPES PIC

                                  ANNUAL REPORT
                                OCTOBER 31, 2002

                      COVER PHOTOGRAPH -- THE UILEANN PIPES
                      Provided courtesy of Tourism Ireland.

                             LETTER TO SHAREHOLDERS

Dear Shareholder,

INTRODUCTION

     The past 12 months saw a continuation of the difficult economic environment across most of the World. Due to the openness of its economy, Ireland also suffered to a considerable extent but, as will be seen from the comments below, it continues to perform better than most international economies.

     In early 2001, in order to reflect the changes that had taken place across the Irish economy in the late 1990's, the Fund announced a change in its investment strategy, which involved increased emphasis toward high growth companies drawn from the technology, telecommunications and healthcare sectors. More recently, as a result of the broadly based decline which occurred in the technology and telecommunications industries, this strategy has been amended, at least in the medium term, but our focus continues to position the Fund to participate in Ireland's growth companies.

     For the year, the Fund outperformed many funds in its peer group. However, because of the severe market decline, the Fund's capital losses were in excess of its capital gains. This, in conjunction with lower investment income means that, at year-end, there was no distributable income.

     We remain confident that Ireland retains an attractive economic environment offering excellent investment opportunities and that, going forward, the New Ireland Fund offers investors a focussed play on Ireland's established and emerging growth companies.

PERFORMANCE

     Prior to reviewing the Fund's fiscal year ended October 31, 2002, I would like to comment briefly on the final quarter. During this period, the Fund's Net Asset Value ("NAV") declined by 3.07% as weak economies, difficult global equity markets and some individual stock specific declines impacted on the performance of the Fund. In the same period, the Irish equity market increased by 0.75% in US dollar terms.

     For the fiscal year ended October 31, 2002, the NAV of the Fund declined by 16.9% from $13.28 to $11.04. The Fund paid a dividend of $0.72 to shareholders in December 2001 and, including this distribution, the return to stockholders for the 12 month period was negative 12.07%. Over the same period, the Irish equity market index ("ISEQ") declined by 19.2% but, when account is taken of the gain of the Euro against the US dollar, the decline was reduced to 11.1%.

     During fiscal 2002, we continued to implement the Share Repurchase Program and, over the 12 months, the Fund repurchased and retired 363,400 shares at a cost of $3,647,021. These repurchases represent a reduction of 7.08% of Fund shares outstanding at October 31, 2001 year end and they positively impacted the Fund's NAV by 16 cents per share. Since commencement of the Program, repurchases have totalled 808,300 shares.

ECONOMIC REVIEW

     As commented on in recent quarterly reports, Ireland's current economic performance compares favorably with most international economies but the data continues to confirm that the economy is moving to a lower growth path in comparison to the very high growth rates experienced through the middle and late 1990's. The Irish Central Bank is forecasting that the Irish economy will grow, in GNP terms, by 3.0% in 2002 and by 4.25% in 2003, although some economists are forecasting lower growth rates.

     Retail sales data indicate that consumer spending continues to moderate in the face of challenging economic circumstances. In the first eight months of 2002, the volume of overall sales was just 0.8% above the same period last year. This is due, in part, to a decline in automobile sales, which for the first 9 months of the year are running 7% below the same period last year. The less volatile retail sales index, excluding automobiles, posted an increase of 2.9% above the figure for the corresponding period last year.

     The slowing economy is having a negative impact on Government finances. For most of 2002, taxation receipts have been running well below Budget targets with expenditure outlays running well ahead of projections. For the first ten months of the year, tax revenues were 2.3% ahead of the same period in 2001, against a Budget target of an increase of 8.6% for the year as a whole. On the expenditure side, Government spending for the first ten months was 19.6% up on last year against a Budget target of just over 14%. For the first time in many years, the Government is forecasting a small exchequer deficit in 2002 of Euros 139 million which, without Government action, will widen to Euros 2 billion in 2003. While these deficits are modest they do mark a sharp reversal from the large budget surpluses of recent years.

     The Government has now reacted to this situation and has set a reduced targeted increase of 2% for Government spending in 2003. While this has to be welcomed, it will have the effect of limiting the potential growth of the economy as a result of lower infrastructural and other types of investment.

     In addition, in early December in announcing its 2003 Budget, the Government re-affirmed its commitment to reduce corporation tax to 12.5% in 2003. This, being one of the lowest rates of corporation tax in the world, is encouraging as it underpins Irelands attraction to both investors and entrepreneurs.

EQUITY MARKET REVIEW

     The Irish stock market declined by 0.6% over the quarter ended October 31st 2002. For the Fund's fiscal year, the Irish Equity market declined by 19.2% in local currency terms but, as highlighted earlier, the weakness of the dollar versus the euro softened the blow for dollar based investors. While Ireland could not buck the bear market in international equities it is encouraging to note that, over both the quarter and the year, Ireland's equity market significantly outperformed international markets.

                                  QUARTER ENDED               YEAR ENDED
                                OCTOBER 31, 2002           OCTOBER 31, 2002
                               ------------------          ----------------

                               LOCAL                      LOCAL
                             CURRENCY        U.S. $     CURRENCY        U.S. $
                             --------        ------     --------        ------
Irish Equities (ISEQ)          -0.6%          0.75%      -19.2%        -11.1%


S&P 500                        -2.8%          -2.8%      -16.4%        -16.4%
NASDAQ                          0.1%           0.1%      -21.3%        -21.3%
UK Equities (FTSE 100)         -4.9%          -4.7%      -19.8%        -13.7%
Japanese Equities             -12.8%         -14.5%      -16.6%        -16.7%


Euroland Equities

   Eurostoxx                   -6.8%          -5.9%      -25.2%        -17.7%
German Equities (DAX)         -14.3%         -13.4%      -30.1%        -23.2%
French Equities (CAC)          -7.8%          -6.8%      -27.4%        -20.2%
Dutch Equities (AEX)           -5.7%          -4.7%      -25.5%        -18.1%

     During the last quarter, commentators became increasingly gloomy over the prospects for economic recovery in both the US and Europe. In turn, and in part as a consequence, corporate earnings continue to be downgraded. In September we saw a collapse in investor confidence which resulted in substantial declines in equities, and markets registered new multi-year lows. While October and November has seen a sharp and welcome recovery from these lows, markets remain nervous and prone to sharp volatility. Finally there is little doubt that tensions in the Middle East, and the threat of terrorism, continue to weigh on stockmarkets worldwide.

     The most significant corporate development over the quarter was ALLIED IRISH BANKS' ("AIB") (+17.1% IN QUARTER) plans to merge its troubled US subsidiary, Allfirst, with the US quoted bank M&T. The deal, which was greeted enthusiastically by the market, is an excellent solution to the bank's strategic issues in the US, post the rogue-trading affair at its Allfirst subsidiary. AIB will receive a 22.5% stake in the enlarged entity and $886 million in cash, valuing the Allfirst unit at $3.1 billion. M&T is a highly regarded US regional bank with a franchise spanning New York, Pennsylvania, Maryland and Virginia. It is currently the 26th largest bank in the US with $34 billion in assets. AIB has earmarked $450 million, of the cash it receives from M&T, for a share buyback. The merger is expected to be marginally accretive to AIB's 2003 earnings. Year to date, AIB has outperformed the market significantly, as part of a general theme of outperformance by the Irish financials relative to their European counterparts.

     On a more negative note, CRH (-15.6% IN QUARTER) suffered from concerns over sluggish economic growth, mainly in the US, and over the company's exposure to asbestos litigation. The company announced in late September an apparently immaterial exposure to asbestos, but given the current risk sensitivity of the market, the stock was driven down 15% on that day. Its current P/E multiple for 2003 of 10x does not give any credit for CRH's exceptional track record of growth.

     The Irish technology sector continues to suffer with RIVERDEEP (-59.2% IN QUARTER) being the latest casualty. The weakness of state and local US budgets and a delay in disbursement of Federal Funds has affected educational spending. The market has also been concerned with the expansion of its consumer business with the acquisition, in August, of Broderbund, a publisher of personal productivity software to the consumer market. At the beginning of October the company announced that it was de-listing from Nasdaq in an attempt to eliminate the impact of short-related activity. In November, post disappointing Q1 2003 results, the company announced a proposed MBO.

     Riverdeep has also been joined by CONDUIT where the management announced a proposed MBO of that company at a price of Euros 2.83. Both of these proposed MBO transactions mark an unwelcome reversal in the development of technology and telecom companies in Irish public equity markets. Both investors, and indeed the companies themselves, have been disillusioned by their experiences over the past number of years. Clearly the boom and bust in corporate spending has not helped but it does mean that there is little prospect of significant investment opportunities for the Fund, in these sectors, in the near to medium term. Those companies, that remain quoted, such as Iona, Datalex and ParthusCeva are struggling to generate growth and must plan to simply conserve cash through the severe downturn.

     The Fund purchased positions in IRISH LIFE & PERMANENT and GRAFTON GROUP over the quarter under review. Irish Life & Permanent which had been hit by the downturn in the life insurance sector in the quarter, saw its share price return to 1998 levels with a P/E of 10.9x 2003 earnings and a dividend yield of 3.9%. The company is well placed to benefit from the growth in the Irish savings market over the coming years helped by excellent demographic trends. Grafton Group is focussed on distributing building materials and DIY retailing both in Ireland and the UK. It has an excellent track record of organic and acquisition led growth and trades on a P/E of 8.2x 2003 earnings.

CURRENT OUTLOOK

     While low investor confidence and difficult economic conditions have left many equity markets facing their third successive year of negative performance, there has been a welcome recovery from September lows but the environment remains volatile.

     In recognizing that the Irish economy is transitioning to a period of more modest growth, our focus continues to be, to position the New Ireland Fund so that it will participate in the growth opportunities offered by Ireland's established and emerging growth companies. Although this strategic direction remains a challenge, with many stocks trading on low double-digit earnings ratios, we see individual stocks offering such growth opportunities. The Fund retains a fully invested position.

     Sincerely,

     /S/ SIGNATURE

     Peter Hooper
     Chairman
     December 16, 2002

                PORTFOLIO BY MARKET SECTOR AS OF OCTOBER 31, 2002

                           (PERCENTAGE OF NET ASSETS)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Business Services                                4.31%
Computer Software and Services                   1.42%
Construction and Building Materials             14.05%
Diversified Financial Services                   1.47%
Financial                                       18.67%
Food and Beverages                              17.64%
Leisure and Hotels                               7.58%
Health Care Services                             8.44%
Other Assets                                     1.93%
Publishing and News                              1.46%
Pharmaceuticals                                  3.98%
Retail                                           1.28%
Transportation                                   7.63%
Telecom-munications                              7.20%
Technology                                       0.74%
Utility/Public Services                          2.20%

                TOP 10 HOLDINGS BY ISSUER AS OF OCTOBER 31, 2002

HOLDING                         SECTOR                          % OF NET ASSETS
-------                         ------                          ---------------
Allied Irish Banks PLC          Financial                              16.12%
Kerry Group PLC, Series A       Food and Beverages                     14.78%
CRH PLC                         Construction and Building Materials    11.52%
Ryanair Holdings PLC            Transportation                          7.63%
Jury's Doyle Hotel Group PLC    Leisure and Hotels                      5.46%
United Drug PLC                 Health Care Services                    4.70%
Spectel PLC                     Telecommunications                      4.43%
DCC PLC                         Business Services                       4.31%
Galen Holdings PLC              Pharmaceuticals                         3.98%
ICON PLC-ADR                    Health Care Services                    3.74%

THE NEW IRELAND FUND, INC.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


                                                                    Value (U.S.)
October 31, 2002                                  Shares              (Note A)
--------------------------------------------------------------------------------
COMMON STOCKS (98.07%)

COMMON STOCKS OF IRISH COMPANIES (94.09%)

BUSINESS SERVICES (4.31%)
     DCC PLC                                      250,000          $  2,364,398
                                                                   ------------
COMPUTER SOFTWARE AND SERVICES (1.42%)
     Datalex Corporation PLC*                     157,500                42,525
     Datalex Corporation PLC-ADR*
      (One ADR Represents Two Ordinary Shares)    345,000               184,506
     IONA Technologies PLC-ADR*                   169,300               397,855
     Riverdeep Group PLC- SPONSORED ADR*           25,000               153,002
                                                                   ------------
                                                                        777,888
                                                                   ------------
CONSTRUCTION AND BUILDING MATERIALS (14.05%)
     CRH PLC                                      500,577             6,320,601
     Kingspan Group PLC                           800,000             1,386,454
                                                                   ------------
                                                                      7,707,055
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (1.47%)
     Irish Life & Permanent PLC                    68,100               809,293
                                                                   ------------
FINANCIAL (18.67%)
     Allied Irish Banks PLC                       628,738             8,841,692
     FBD Holdings PLC                             260,000             1,400,714
                                                                   ------------
                                                                     10,242,406
                                                                   ------------
FOOD AND BEVERAGES (17.64%)
     Fyffes PLC                                   467,400               661,915
     Greencore Group PLC                          352,568               907,807
     Kerry Group PLC, Series A                    624,750             8,105,034
                                                                   ------------
                                                                      9,674,756
                                                                   ------------
HEALTH CARE SERVICES (8.44%)
     ICON PLC-ADR*                                 85,000             2,051,135
     United Drug PLC                              217,050             2,579,398
                                                                   ------------
                                                                      4,630,533
                                                                   ------------
LEISURE AND HOTELS (7.58%)
     Jury's Doyle Hotel Group PLC                 431,792             2,993,298
     Paddy Power PLC                              286,365             1,162,736
                                                                   ------------
                                                                      4,156,034
                                                                   ------------

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------



                                                                    Value (U.S.)
October 31, 2002                                  Shares              (Note A)
--------------------------------------------------------------------------------
COMMON STOCKS OF IRISH COMPANIES (CONTINUED)

PUBLISHING & NEWS (1.46%)
     Independent News & Media PLC                   578,142        $    801,567
                                                                   ------------
RETAIL (1.28%)
     Grafton Group PLC-UTS                          200,000             701,547
                                                                   ------------
TECHNOLOGY (0.74%)
     Horizon Technology Group PLC*                1,359,817             403,998
                                                                   ------------
TELECOMMUNICATIONS (7.20%)
     Conduit PLC - Registered Shares GDR*           575,000           1,395,119
     Parthus Technologies PLC*                      625,000             124,671
     Spectel PLC++
      (8/4/00, 11/22/00,11/30/01-Cost $2,699,475) 1,800,248           2,432,492
     Twelve Horses Ltd.++
      (5/25/00-Cost $500,000)                       625,000                   0
                                                                   ------------
                                                                      3,952,282
                                                                   ------------
TRANSPORTATION (7.63%)
     Ryanair Holdings PLC*                          650,000           4,184,119
                                                                   ------------
UTILITY/PUBLIC SERVICES (2.20%)
     NTR PLC+                                       125,000           1,206,957
      (6/14/02-Cost $1,169,642)
TOTAL COMMON STOCKS OF IRISH COMPANIES
  (Cost $45,791,281)                                                 51,612,833
                                                                   ------------
COMMON STOCKS OF UNITED KINGDOM COMPANIES (3.98%)
  (Cost U.S. $2,582,084)

PHARMACEUTICALS (3.98%)
     Galen Holdings PLC                             354,419           2,184,690
                                                                   ------------
TOTAL INVESTMENT COMPANIES BEFORE FOREIGN CURRENCY
  ON DEPOSIT
   (Cost $48,373,365)                                              $ 53,797,523
                                                                   ------------
                                                     FACE
FOREIGN CURRENCY ON DEPOSIT (0.45%)                  VALUE
     (Interest Bearing)                           -----------
     British Pounds Sterling                   (pound)   84        $        132
     Euro                                         A 248,826             246,418
                                                                   ------------

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------


                                                                    Value (U.S.)
October 31, 2002                                  Shares              (Note A)
--------------------------------------------------------------------------------

TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $245,665)**                                                    246,550
                                                                   ------------
TOTAL INVESTMENTS (98.52%)
   (Cost $48,619,030)                                              $ 54,044,073

OTHER ASSETS AND LIABILITIES (1.48%)                                    811,915
                                                                   ------------
NET ASSETS (100.00%)                                          U.S. $ 54,855,988
                                                                   ============

--------------------------------------------------------------------------------
     * Non-income producing security.
    ** Foreign  currency  held on deposit at the Bank of Ireland.
     + Not readily  marketable. Dates represent acquisition date.
    ++ Not readily marketable and non-income producing security. Dates represent acquisition date.
   ADR  -American Depository Receipt traded in U.S. dollars
   GDR  -Global Depository Receipt traded in U.S. dollars
   UTS  -Units

THE NEW IRELAND FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


October 31, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost $48,373,365) (Note A)
       See accompanying schedule                              U.S. $ 53,797,523
   Cash                                                                 350,177
   Foreign currency (Cost $245,665)                                     246,550
   Receivable for investment securities sold                          1,282,868
   Dividends receivable                                                  85,664
   Prepaid expenses                                                      23,923
                                                                   ------------
       Total Assets                                                  55,786,705
                                                                   ------------
LIABILITIES:
   Payable for investments purchased                                    701,547
   Payable for Fund shares repurchased                                   45,788
   Investment advisory fee payable (Note B)                              33,590
   Accrued legal fees payable                                            31,878
   Accrued audit fees payable                                            30,400
   Administration fee payable (Note B)                                   15,417
   Consulting fee payable (Note B)                                       13,748
   Directors' fees and expenses payable (Note C)                         13,036
   Transfer agent fees payable                                            4,365
   Custodian fees payable (Bank of Ireland) (Note B)                      2,500
   Custodian fees payable (Chase Manhattan Bank) (Note B)                 1,688
   Accrued expenses and other payables                                   36,760
                                                                   ------------
       Total Liabilities                                                930,717
                                                                   ------------
NET ASSETS                                                     U.S.$ 54,855,988
                                                                   ============
AT OCTOBER 31, 2002 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
   Authorized 20,000,000 Shares;
   Issued and Outstanding 4,969,178 Shares                     U.S.$     49,692
   Additional Paid-in Capital                                        53,788,682
   Accumulated Net Realized Loss                                     (4,408,493)
   Unrealized Appreciation of Securities,
     Foreign Currency and Net Other Assets                            5,426,107
                                                                   ------------

TOTAL NET ASSETS                                               U.S.$ 54,855,988
                                                                   ============

NET ASSET VALUE PERSHARE
   (Applicable to 4,969,178 outstanding shares)
   (authorized 20,000,0000 shares)

(U.S. $54,855,988 (DIVIDE) 4,969,178)                          U.S.$      11.04
                                                                   ============



                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


                                                             For the Year Ended
                                                              October 31, 2002
--------------------------------------------------------------------------------


INVESTMENT INCOME
   Dividends (net of withholding taxes of U.S. $2,139)       U.S.  $    912,794
   Interest                                                              19,575
                                                                   ------------
TOTAL INVESTMENT INCOME                                                 932,369
                                                                   ------------

EXPENSES
   Investment advisory fee (Note B)                   478,094
   Administration fee (Note B)                        185,000
   Consulting fee (Note B)                            165,000
   Legal fees                                         121,919
   Printing fees                                      100,877
   Directors' fees and expenses (Note C)               96,999
   Custodian fees (Note B)                             23,965
   Other                                              166,096
                                                 ------------

TOTAL EXPENSES                                                        1,337,950
                                                                   ------------
NET INVESTMENT LOSS                                          U.S.  $   (405,581)
                                                                   ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
    INVESTMENTS (NOTE D) Realized loss on:
    Securities transactions                        (4,408,493)
    Foreign currency transactions                      (4,122)
                                                 ------------
  Net realized loss on investments
    during the year                                                  (4,412,615)
                                                                   ------------
   Net change in unrealized appreciation/depreciation of:
    Securities                                     (3,310,398)
    Foreign currency and net other assets               3,590
                                                 ------------
  Net unrealized depreciation of investments
    during the year                                                  (3,306,808)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                      (7,719,423)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                            U.S. $ (8,125,004)
                                                                   ============



                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                       Year Ended         Year Ended
                                                    October 31, 2002    October 31, 2001
-----------------------------------------------------------------------------------------

Net investment loss                              U.S.  $  (405,581)   U.S. $   (128,245)
Net realized gain/loss on investments                   (4,412,615)           3,890,036
Net unrealized depreciation
   of investments, foreign currency holdings
   and net other assets                                 (3,306,808)         (23,497,275)
                                                       -----------         ------------
Net decrease in net assets
   resulting from operations                            (8,125,004)         (19,735,484)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (174,493)             (33,827)
   Net realized gains                                   (3,546,301)         (12,560,475)
                                                       -----------         ------------
Net decrease in net assets                             (11,845,798)         (32,329,786)
                                                       -----------         ------------
CAPITAL SHARE TRANSACTIONS:
   Value of 363,400 and 176,200 shares
     repurchased, respectively (Note F)                 (3,647,021)          (2,030,354)
   Value of shares issued to shareholders in
     connection with a stock distribution (Note E)       2,125,513            7,507,964
                                                       -----------         ------------
NET INCREASE/DECREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE
   TRANSACTIONS                                         (1,521,508)           5,477,610
                                                       -----------         ------------

NET ASSETS
   Beginning of year                                    68,223,294           95,075,470
                                                       -----------         ------------
   End of year (Including undistributed
     net investment income of $0
     and $174,323, respectively)                 U.S.  $54,855,988    U.S. $ 68,223,294
                                                       ===========         ============



                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

FINANCIAL HIGHLIGHTS  (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)
--------------------------------------------------------------------------------

                                                                             Year Ended October 31,
                                                  -------------------------------------------------------------------------
                                                     2002          2001              2000            1999           1998+
---------------------------------------------------------------------------------------------------------------------------

Operating Performance:
Net Asset Value,
  Beginning of Year                          U.S. $  13.28  U.S. $  20.06    U.S. $  19.75    U.S. $  21.36   U.S. $  19.99
                                                  --------       --------         --------         --------        --------
Net Investment Income/(Loss)                          (.08)         (0.02)            0.15             0.13            0.07
Net Realized and Unrealized
  Gain/(Loss) on Investments                         (1.50)         (3.65)            1.59            (0.60)           2.07
                                                  --------       --------         --------         --------        --------
Net Increase/(Decrease) in
  Net Assets Resulting from

  Investment Operations                              (1.58)         (3.67)            1.74            (0.47)           2.14
                                                  --------       --------         --------         --------        --------
Distributions to Shareholders
  from:
  Net Investment Income                               (.03)         (0.01)           (0.13)              --           (0.07)
  Net Realized Gains                                  (.69)         (2.65)           (1.60)           (1.14)          (0.70)
                                                  --------       --------         --------         --------        --------
Total from Distributions                              (.72)         (2.66)           (1.73)           (1.14)          (0.77)
                                                  --------       --------         --------         --------        --------
Anti-Dilutive/(Dilutive) Impact
  of Capital Share

  Transactions                                        0.06+++       (0.45)++          0.30               --              --
                                                  --------       --------         --------         --------        --------
Net Asset Value,
  End of Year                                U.S. $  11.04  U.S. $  13.28    U.S. $  20.06    U.S. $  19.75   U.S. $  21.36
                                                  ========       ========         ========         ========        ========
Share Price, End of Year                     U.S. $   8.67  U.S. $  11.02    U.S. $  15.19    U.S. $  16.38   U.S. $  17.88
                                                  ========       ========         ========         ========        ========
Total Investment Return(a)                          (12.07)%       (23.76)%          13.27%           (2.79)%         11.68%
                                                  ========       ========         ========         ========        ========
Total Investment Return(b)                          (16.05)%       (12.73)%           3.43%           (3.30)%         18.42%
                                                  ========       ========         ========         ========        ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets,
  End of Year (000's)                        U.S. $ 54,856  U.S. $ 68,223    U.S. $ 95,075    U.S. $ 98,916   U.S. $107,005
Ratio of Net Investment
  Income/(Loss) to Average
  Net Assets                                         (0.64)%        (0.16)%           0.70%            0.53%           0.33%
Ratio of Operating Expenses
  to Average Net Assets                               2.10%          1.80%            1.42%            1.33%           1.37%
Portfolio Turnover Rate                                 13%            35%              34%              13%              9%


(a)    Based on share net asset  value and  reinvestment  of  distributions  at the price  obtained  under the  Dividend
       Reinvestment and Cash Purchase Plan.
(b)    Based on share  market  price and  reinvestment  of  distributions  at the  price  obtained  under  the  Dividend
       Reinvestment and Cash Purchase Plan.
+      Per-share numbers have been calculated using the average share method,  which more  appropriately  represents the per-share data for the year since the use of the  undistributed  income method did not accord with the results of operations.
++     Amount  represents $0.08 per share impact for shares  repurchased by the Fund under the Share Repurchase  Program and $(0.53) per share impact for the new shares issued as Capital Gain Stock Distribution.
+++    Amount  represents $0.16 per share impact for shares  repurchased by the Fund under the Share Repurchase  Program and $(0.10) per share impact for the new shares issued as Capital Gain Stock Distribution.

THE NEW IRELAND FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The New Ireland Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment strategy of the Fund, as revised in March 2001, involved a bias toward high growth Irish companies including listed and unlisted firms, drawn from the technology, telecommunications and health care sectors. More recently, due to the broadly based decline in the technology and telecommunications sectors, this strategy has been amended but the bias continues toward Ireland's growth companies.

     A.   SIGNIFICANT ACCOUNTING POLICIES:

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available is determined in good faith at fair value using estimation methods approved by the Board of Directors. At October 31, 2002 the Fund held 6.6% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $4,369,117 and fair value of $3,639,449. Short-term securities that mature in 60 days or less are valued at amortized cost.

     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: The Fund intends to distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2002 and 2001 is as follows:

                                         2002            2001
                                         ----            ----
   Distributions paid from:
     Ordinary Income                 $   174,493    $     --
     Short-Term Capital Gain             --             1,941,227
     Long-Term Capital Gain            3,546,301       10,653,075
                                     -----------    -------------
                                     $ 3,720,794    $  12,594,302
                                     ===========    =============

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

     As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

   Ordinary Income                                  $     --
   Accumulated Gains                                      --
   Unrealized Appreciation                              5,424,158
                                                    -------------
                                                    $   5,424,158
                                                    =============

     Net investment income and realized gain and loss for federal income tax purposes differ from that reported in the financial statements because of permanent book and tax differences. Permanent differences incurred during the year ended October 31, 2002, resulting from differences in book and tax accounting have been reclassified at year end to reflect an increase in undistributed net investment income and accumulated net realized gain on securities by $405,581 and $25,516 respectively, and a decrease in paid in capital by $431,097. During the year ended October 31, 2002, the fund recharacterized distributions of $170 from net investment income to capital gains.

     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows: assets and liabilities at the closing rates of exchange on the valuation date; security transactions and investment income and expenses at the closing rates of exchange on the dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of October 31, 2002.

THE NEW IRELAND FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

B.   MANAGEMENT SERVICES:

     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average net assets of the Fund up to the first $100 million and 0.50% of the value of the average weekly net assets of the Fund on amounts in excess of $100 million.

     The Fund has entered into a Consulting Agreement with Salomon Brothers Asset Management Inc. (SBAM). Under this agreement, SBAM evaluates trends in the closed-end fund marketplace, and provides Fund management with future Fund development options and comparative fund analysis. In addition, SBAM provides investor services to existing and potential shareholders. The Fund pays SBAM an annual fee of $165,000 payable monthly.

     The Fund has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. The Fund pays PFPC Inc. an annual fee of $185,000 payable monthly.

     The Fund has entered into an agreement with The Chase Manhattan Bank to serve as custodian of the Fund's assets held outside of Ireland. During the year ended, October 31, 2002, the Fund paid The Chase Manhattan Bank U.S. $4,950. Bank of Ireland serves as the Fund's custodian of the Fund's assets held in Ireland. During the year ended, October 31, 2002, the Fund paid U.S. $19,015 in custodian fees to Bank of Ireland.

     For the year ended, October 31, 2002, the Fund incurred total brokerage commissions of U.S. $36,560, of which U.S. $9,573 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.

C.   DIRECTORS FEES:

     The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $11,500, plus U.S. $1,000 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund an additional U.S. $13,500 annually. Each Director is reimbursed for travel and certain out-of-pocket expenses.

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

D.   PURCHASES AND SALES OF SECURITIES:

     The cost of purchases and proceeds from sales of securities for the year ended, October 31, 2002, excluding U.S. government and short-term investments, aggregated U.S. $8,096,253 and U.S. $13,192,978, respectively.

     At October 31, 2002, there were no permanent tax and book differences in gross unrealized appreciation/depreciation of securities or the cost basis of securities.

E.   COMMON STOCK:

     For the year ended, October 31, 2002, the Fund issued 196,443 shares in connection with stock Distribution in the amount of $2,125,513.

     For the year ended, October 31, 2001, the Fund issued 572,035 shares in connection with stock Distribution in the amount of $7,507,964.

     On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On October 31, 2002 Bank of Ireland held 9,000 shares representing 0.18% of the Fund's total issued shares.

F.   SHARE REPURCHASE PROGRAM:

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

     For the year ended, October 31, 2002, the Fund repurchased 363,400 (7.08% of the shares outstanding at October 31, 2001 year end) of its shares for a total cost of $3,647,021, at an average discount of 17.83% of net asset value.

     For the fiscal year ended October 31, 2001, the Fund repurchased 176,200 (3.72% of the shares outstanding at October 31, 2000) of its shares for a total cost of $2,030,354, at an average discount of 17.42% of net asset value.

G.   CAPITAL LOSS CARRYFORWARD:

     At October 31, 2002, the Fund had available for Federal income tax purposes unused capital losses of $4,408,493 expiring in 2010.

H.   MARKET CONCENTRATION:

     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

THE NEW IRELAND FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of The New Ireland Fund, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Ireland Fund, Inc. (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts

December 6, 2002

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
                                   (UNAUDITED)

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The Irish Investment Fund, Inc.

     The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
                             (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

     The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

                             MEETING OF STOCKHOLDERS
                                   (UNAUDITED)
--------------------------------------------------------------------------------

     On June 11, 2002 the Fund held its Annual Meeting of Stockholders. The following Directors were elected by the following votes: James J. Boyle
4,283,599  For;  99,584   Abstaining;   Denis  Curran   4,282,656  For;  100,527
Abstaining. William P. Clark, Peter J. Hooper, Denis P. Kelleher and James M. Walton continue to serve in their capacities as Directors of the Fund.

                                 DIRECTOR'S FEES
--------------------------------------------------------------------------------
     See note "C" in Notes to Financial Statements


                              FUND'S PRIVACY POLICY
--------------------------------------------------------------------------------

     The  New  Ireland  Fund,  Inc.   appreciates   the  privacy   concerns  and
expectations of its registered stockholders and safeguarding their nonpublic personal information ("Information") is of great importance to the Fund.

     The Fund collects Information pertaining to its registered stockholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund's Dividend Reinvestment Plan. The Information is collected from the following sources:

     o Directly from the registered stockholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

     o From the registered stockholder's broker as the shares are initially transferred into registered form.

     Except as permitted by law, the Fund does not disclose any Information about its current or former registered stockholders to anyone. The disclosures made by the Fund are primarily to the Fund's service providers as needed to maintain account records and perform other services for the Fund's stockholders. The Fund maintains physical, electronic, and procedural safeguards to protect the stockholders' Information in the Fund's possession.

     The Fund's privacy policy applies only to its individual registered stockholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution's privacy policies will apply to you and the Fund's privacy policy will not.

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

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

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

--------------------------------------------------------------------------------
                           THE NEW IRELAND FUND, INC.

                             DIRECTORS AND OFFICERS

                     Peter J. Hooper   - CHAIRMAN OF THE BOARD
                     James J. Boyle    - DIRECTOR
                     William P. Clark  - DIRECTOR
                     Denis Curran      - PRESIDENT AND DIRECTOR
                     Denis P. Kelleher - DIRECTOR
                     James M. Walton   - DIRECTOR
                     Richard H. Rose   - TREASURER
                     Hugh Carter       - ASSISTANT TREASURER
                     Linda J. Hoard    - SECRETARY

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                   CONSULTANT
                              Salomon Smith Barney
                           125 Broad Street, 9th Floor
                            New York, New York 10004

                                  ADMINISTRATOR
                                    PFPC Inc.
                               101 Federal Street
                           Boston, Massachusetts 02110

                                   CUSTODIANS
                                 Bank of Ireland
                               Lower Baggot Street
                                Dublin 2, Ireland
                              Chase Manhattan Bank
                            Global Investor Services
                      4 Chase Metro Tech Center 18th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer &Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                                Boston, MA 02110

                                 CORRESPONDENCE
                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                  C/0 PFPC Inc.
                               101 Federal Street
                                    6th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com

--------------------------------------------------------------------------------
IR-AR10/02